
                                                        POLAROID CORPORATION
                                                  PROFESSIONAL FEE PAYMENT SUMMARY


             PROFESSIONAL VENDOR               Nov, 2001  Dec, 2001  Jan, 2002  Feb, 2002  Mar, 2002 Apr, 2002  May, 2002

Skadden, Arps, Slate, Meagher & Flom (Illinois)                                             $965,791
Kroll Zolfo Cooper, LLC                                                           $340,166  $225,000   $304,000  $286,000
KPMG LLP                                                                                                         $320,269
Bingham Dana LLP
-------------------------------------|
Dresdner Kleinwort Wasserstein, Inc. |                                                      $335,796
Miller, Buckfire, Lewis              |
--------------------------------------
Donlin, Recano & Company, Inc.                    $19,500                          $85,611   $25,000    $30,000   $55,000
Akin, Gump, Strauss, Hauer & Feld, L.L.P.                                                              $264,468
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                            $351,399             $130,000  $125,000
Groom Law Group
McShane                                                                                                  $9,666   $20,479
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC
BTB Associates LLC
Traxi LLC - Perry M. Mandarino



                                              ----------------------------------------------------------------------------
      TOTAL                                       $19,500         $0         $0   $777,176 $1,551,587  $738,134  $806,748
                                              ----------------------------------------------------------------------------

                      ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP                                                      $8,400                                   $12,768
Foley Hoag & Eliot
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services
Goodwin Procter
Ikon Office Solutions
Kekst & Company Inc
JP Morgan
Kilkpatrick & Lockhart LLP
David Feldman & Associates
Davies Polk & Wardwell
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC
Coffman, De Fries & Northern
American Stock Transfer & Trust
FTI Consultants
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn
Ernst & Young, LLP

                                              ----------------------------------------------------------------------------
      TOTAL                                            $0         $0     $8,400         $0        $0         $0   $12,768
                                              ----------------------------------------------------------------------------

                                              ----------------------------------------------------------------------------
      TOTAL ALL PROFESSIONALS                     $19,500         $0     $8,400   $777,176 $1,551,587  $738,134  $819,516
                                              ============================================================================


[Table Continued]
                                                        POLAROID CORPORATION
                                                  PROFESSIONAL FEE PAYMENT SUMMARY


             PROFESSIONAL VENDOR                June, 2002 July, 2002 August, 2002 Sept, 2002 Oct, 2002    Nov, 2002

Skadden, Arps, Slate, Meagher & Flom (Illinois)             $552,209  $1,049,686            $1,795,123     $ 357,703
Kroll Zolfo Cooper, LLC                           547,000   $256,834    $263,542     231683   $502,971     $ 192,769
KPMG LLP                                           14,953                $86,663              $225,536
Bingham Dana LLP                                                                               $11,629
-------------------------------------|
Dresdner Kleinwort Wasserstein, Inc. |                      $711,204
Miller, Buckfire, Lewis              |                                                        $481,767
--------------------------------------
Donlin, Recano & Company, Inc.                     98,000               $118,285      24558    $16,904      $ 44,587
Akin, Gump, Strauss, Hauer & Feld, L..L..P.       324,000   $214,532    $111,431     387916   $416,558     $ 140,135
Young Conaway Stargatt & Taylor LLP                               $0                           $54,253
Houlihan Lokey Howard & Zukin
 Financial Advisors, Inc.                         130,000   $378,601                          $233,343
Groom Law Group                                   200,000                             27510    $63,644
McShane                                                                   $4,966       2989    $12,296
Greenberg Traurig LLP
Buck Consultants                                                                      13884      41136       $ 3,312
Wind Down Associates, LLC
BTB Associates LLC
Traxi LLC - Perry M. Mandarino



                                              ----------------------------------------------------------------------
      TOTAL                                    $1,313,953 $2,113,380  $1,634,573   $688,540 $3,855,160      $738,506
                                              ----------------------------------------------------------------------

  ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP
Foley Hoag & Eliot                                                           440
Horal & Chvosta Law Offices                                                 2125          0
Merrill Communication                                                      11567                  1795
Pro-Legal Services                                                          1625
Goodwin Procter                                                             9722                  5705
Ikon Office Solutions                                                      15427
Kekst & Company Inc                                                                   13683
JP Morgan                                                                                 0
Kilkpatrick & Lockhart LLP                                                            10263      46672      $ 16,407
David Feldman & Associates                                                            15550
Davies Polk & Wardwell                                                                43336      13258
Thommessen Krefting Greve LLP                                                          2221
Duplicating USC, Inc.                                                                  6732
Hewitt Associates LLC                                                                     0       7213
Coffman, De Fries & Northern                                                              0       3290
American Stock Transfer & Trust                                                           0       3200
FTI Consultants
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn
Ernst & Young, LLP

                                              ----------------------------------------------------------------------
      TOTAL                                            $0         $0     $40,906    $91,785    $81,133       $16,407
                                              ----------------------------------------------------------------------

                                              ----------------------------------------------------------------------
      TOTAL ALL PROFESSIONALS                  $1,313,953 $2,113,380  $1,675,479   $780,325 $3,936,293      $754,913
                                              ======================================================================


[Table Continued]
                                                        POLAROID CORPORATION
                                                  PROFESSIONAL FEE PAYMENT SUMMARY


             PROFESSIONAL VENDOR                Dec, 2002 Jan, 2003   Feb, 2003  Mar, 2003 Apr, 2003 May,2003

Skadden, Arps, Slate, Meagher & Flom (Illinois)    77647                   73614     59701    278027    146666
Kroll Zolfo Cooper, LLC                                        42840       32483     15842      9412     46551
KPMG LLP                                           31800                             45378
Bingham Dana LLP
-------------------------------------|
Dresdner Kleinwort Wasserstein, Inc. |
Miller, Buckfire, Lewis              |
--------------------------------------
Donlin, Recano & Company, Inc.                     17398       37738       14969     42554     68521     38996
Akin, Gump, Strauss, Hauer & Feld, L.L.P.         194866       39347       40288     75444     41585     61781
Young Conaway Stargatt & Taylor LLP                                                            17531
Houlihan Lokey Howard & Zukin
 Financial Advisors, Inc.                         509600      120738
Groom Law Group                                               116652
McShane                                             8140        8880        2164
Greenberg Traurig LLP
Buck Consultants                                    7314        2494
Wind Down Associates, LLC                          29096       97202       24908     26569     27120     36288
BTB Associates LLC                                                                    4080      4081      3559
Traxi LLC - Perry M. Mandarino                                                                          110214



                                              -----------------------------------------------------------------
      TOTAL                                       875861      465892      188426    269567    446276    444056
                                              -----------------------------------------------------------------

  ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP
Foley Hoag & Eliot                                                                               720
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services                                                         11584
Goodwin Procter                                      606                                       12520
Ikon Office Solutions
Kekst & Company Inc
JP Morgan                                           1825       -1825
Kilkpatrick & Lockhart LLP                          7712                   16557     19707      3262      7056
David Feldman & Associates
Davies Polk & Wardwell                                         26552       17635     17286     48872      8108
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC                               2094         788        3417
Coffman, De Fries & Northern
American Stock Transfer & Trust                     6400                    3200
FTI Consultants                                    14390                                        7556     19987
Baker Botts, LLP                                     119                               680
Reimer & Braunstein, LLP                            3064
Morrison & Forester, LLP                           17012        1572                 11952
Baker & McKenzie                                     666
Morris, Nichols, Arsht & Tunnel                                                      13086                3003
Fidelity Investments Institution                                                     20800
Prince, Lobel, Glovsky & Tye                                                           362
KPMG LLP (Canada)                                                                     9300
Barnes, Richardson & Colburn                                                                  141511
Ernst & Young, LLP                                                                            550000

                                              -----------------------------------------------------------------
      TOTAL                                        53888       27087       52393     93173    764441     38153
                                              -----------------------------------------------------------------

                                              -----------------------------------------------------------------
      TOTAL ALL PROFESSIONALS                   $929,749      492979      240819    362740   1210718    482209
                                              =================================================================

CONSOLIDATED POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of June 1, 2003
(in U.S. $'s)



ASSETS
------
TOTAL CASH                                                                               10,971,996

NET RECEIVABLES - THIRD PARTY                                                                     0
NET RECEIVABLES - INTERCOMPANY                                                                    -
NET INVENTORIES                                                                                   -
TOTAL PREPAID EXPENSES                                                                            -

                                                                     -------------------------------
TOTAL CURRENT ASSETS                                                                     10,971,996
                                                                     -------------------------------

NET FIXED ASSETS                                                                                  -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                                                        (0)
OTHER NONCURRENT ASSETS                                                                     462,226

TOTAL NON-CURRENT ASSETS                                                                    462,226

                                                                     -------------------------------
TOTAL ASSETS                                                                             11,434,222
                                                                     ===============================


LIABILITIES
-----------
POST-PETITION NOTES                                                                               -
POST-PETITION PAYABLES - THIRD PARTY                                                        954,395
POST-PETITION PAYABLES - INTERCOMPANY                                                             -
TOTAL POST-PETITION ACCRUALS                                                                695,478

                                                                     -------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                                                   1,649,873

TOTAL POST-PETITION NON-CURRENT LIABILITIES                                                       -

TOTAL PREPETITION  LIABILITIES                                                          860,978,847

                                                                     -------------------------------
TOTAL LIABILITIES                                                                       862,628,720

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                                                 (851,194,498)

                                                                     -------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                                                   11,434,222
                                                                     ===============================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of June 1, 2003
(in U.S. $'s)

                                                         Polaroid      Polaroid Latin Polaroid Asia                      Polaroid
                                                       Corporation     America Corp.   Pacific Ltd.  Inner City, Inc. Eyewear, Inc.
ASSETS
------
TOTAL CASH                                                  10,971,996              -              -                 -            -

NET RECEIVABLES - THIRD PARTY                                        0              -              -                 -            -
NET RECEIVABLES - INTERCOMPANY                                       -              -              -                 -            -
NET INVENTORIES                                                      -              -              -                 -            -
TOTAL PREPAID EXPENSES                                               -              -              -                 -            -

                                                    -------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                        10,971,996              -              -                 -            -
                                                    -------------------------------------------------------------------------------

NET FIXED ASSETS                                                     -              -              -                 -            -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                   78,611,939              -              -                 -            -
OTHER NONCURRENT ASSETS                                        462,226              -              -                 -            -

TOTAL NON-CURRENT ASSETS                                    79,074,165              -              -                 -            -

                                                    -------------------------------------------------------------------------------
TOTAL ASSETS                                                90,046,161              -              -                 -            -
                                                    ===============================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                                  -              -              -                 -            -
POST-PETITION PAYABLES - THIRD PARTY                           954,395              -              -                 -            -
POST-PETITION PAYABLES - INTERCOMPANY                                -              -              -                 -            -
TOTAL POST-PETITION ACCRUALS                                   695,478              -              -                 -            -

                                                    -------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                      1,649,873              -              -                 -            -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                          -              -              -                 -            -

TOTAL PREPETITION  LIABILITIES                             859,600,046        202,165         64,705            77,106            -

                                                    -------------------------------------------------------------------------------
TOTAL LIABILITIES                                          861,249,919        202,165         64,705            77,106            -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                    (771,203,758)      (202,165)       (64,705)          (77,106)           -

                                                    -------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                      90,046,161              0              -                 -            -
                                                    ===============================================================================


[Table Continued]2

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of June 1, 2003
(in U.S. $'s)

                                                     Polaroid Digital    Polaroid ID        Polaroid          Sub Debt
                                                      Solutions, Inc.   Systems, Inc.    Malaysia, Ltd.    Partners Corp.
ASSETS
------
TOTAL CASH                                                           -               -                  -                 -

NET RECEIVABLES - THIRD PARTY                                        -               -                  -                 -
NET RECEIVABLES - INTERCOMPANY                                       -               -                  -                 -
NET INVENTORIES                                                      -               -                  -                 -
TOTAL PREPAID EXPENSES                                               -               -                  -                 -

                                                    -------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                 -               -                  -                 -
                                                    -------------------------------------------------------------------------

NET FIXED ASSETS                                                     -               -                  -                 -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                            -               -                  -                 -
OTHER NONCURRENT ASSETS                                              -               -                  -                 -

TOTAL NON-CURRENT ASSETS                                             -               -                  -                 -

                                                    -------------------------------------------------------------------------
TOTAL ASSETS                                                         -               -                  -                 -
                                                    =========================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                                  -               -                  -                 -
POST-PETITION PAYABLES - THIRD PARTY                                 -               -                  -                 -
POST-PETITION PAYABLES - INTERCOMPANY                                -               -                  -                 -
TOTAL POST-PETITION ACCRUALS                                         -               -                  -                 -

                                                    -------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                              -               -                  -                 -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                          -               -                  -                 -

TOTAL PREPETITION  LIABILITIES                                       -         828,812            199,078               673

                                                    -------------------------------------------------------------------------
TOTAL LIABILITIES                                                    -         828,812            199,078               673

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                               -        (828,812)          (199,078)             (673)

                                                    -------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                               -               -                  -                 -
                                                    =========================================================================



[Table Continued]3

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of June 1, 2003
(in U.S. $'s)

                                                           PRD             PRD       Polaroid Memorial      Polaroid
                                                     Investment, Inc.  Capital, Inc.     Drive LLC       Partners, Inc.
ASSETS
------
TOTAL CASH                                                           -            -                    -              -

NET RECEIVABLES - THIRD PARTY                                        -            -                    -              -
NET RECEIVABLES - INTERCOMPANY                                       -            -                    -              -
NET INVENTORIES                                                      -            -                    -              -
TOTAL PREPAID EXPENSES                                               -            -                    -              -

                                                    --------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                 -            -                    -              -
                                                    --------------------------------------------------------------------

NET FIXED ASSETS                                                     -            -                    -              -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                            -            -                    -              -
OTHER NONCURRENT ASSETS                                              -            -                    -              -

TOTAL NON-CURRENT ASSETS                                             -            -                    -              -

                                                    --------------------------------------------------------------------
TOTAL ASSETS                                                         -            -                    -              -
                                                    ====================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                                  -            -                    -              -
POST-PETITION PAYABLES - THIRD PARTY                                 -            -                    -              -
POST-PETITION PAYABLES - INTERCOMPANY                                -            -                    -              -
TOTAL POST-PETITION ACCRUALS                                         -            -                    -              -

                                                    --------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                              -            -                    -              -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                          -            -                    -              -

TOTAL PREPETITION  LIABILITIES                                       -            -                    -              -

                                                    --------------------------------------------------------------------
TOTAL LIABILITIES                                                    -            -                    -              -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                               -            -                    -              -

                                                    --------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                               -            -                    -              -
                                                    ====================================================================



[Table Continued]4

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of June 1, 2003
(in U.S. $'s)
                                                                    Polaroid Asia
                                                                       Pacific                   International    Mag Media,
                                                     Polint, Inc. International, Inc.PMC, Inc.   Polaroid Corp.    Limited
ASSETS
------
TOTAL CASH                                                      -                  -          -                -            -

NET RECEIVABLES - THIRD PARTY                                   -                  -          -                -            -
NET RECEIVABLES - INTERCOMPANY                                  -                  -          -                -            -
NET INVENTORIES                                                 -                  -          -                -            -
TOTAL PREPAID EXPENSES                                          -                  -          -                -            -

                                                    --------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                            -                  -          -                -            -
                                                    --------------------------------------------------------------------------

NET FIXED ASSETS                                                -                  -          -                -            -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                       -                  -          -                -            -
OTHER NONCURRENT ASSETS                                         -                  -          -                -            -

TOTAL NON-CURRENT ASSETS                                        -                  -          -                -            -

                                                    --------------------------------------------------------------------------
TOTAL ASSETS                                                    -                  -          -                -            -
                                                    ==========================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                             -                  -          -                -            -
POST-PETITION PAYABLES - THIRD PARTY                            -                  -          -                -            -
POST-PETITION PAYABLES - INTERCOMPANY                           -                  -          -                -            -
TOTAL POST-PETITION ACCRUALS                                    -                  -          -                -            -

                                                    --------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                         -                  -          -                -            -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                     -                  -          -                -            -

TOTAL PREPETITION  LIABILITIES                                  -              6,034        228                -            -

                                                    --------------------------------------------------------------------------
TOTAL LIABILITIES                                               -              6,034        228                -            -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                          -             (6,034)      (228)               -            -

                                                    --------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                          -                  -          -                -            -
                                                    ==========================================================================



[Table Continued]5

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of June 1, 2003
(in U.S. $'s)
                                                                                          Polaroid
                                                      Polaroid Eyewear   Polaroid Dry      Online
                                                       Far East Inc.     Imaging LLC   Services, Inc.
ASSETS
------
TOTAL CASH                                                            -              -               -

NET RECEIVABLES - THIRD PARTY                                         -              -               -
NET RECEIVABLES - INTERCOMPANY                                        -              -               -
NET INVENTORIES                                                       -              -               -
TOTAL PREPAID EXPENSES                                                -              -               -

                                                    ----------------------------------------------------
TOTAL CURRENT ASSETS                                                  -              -               -
                                                    ----------------------------------------------------

NET FIXED ASSETS                                                      -              -               -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                             -              -               -
OTHER NONCURRENT ASSETS                                               -              -               -

TOTAL NON-CURRENT ASSETS                                              -              -               -

                                                    ----------------------------------------------------
TOTAL ASSETS                                                          -              -               -
                                                    ====================================================


LIABILITIES
-----------
POST-PETITION NOTES                                                   -              -               -
POST-PETITION PAYABLES - THIRD PARTY                                  -              -               -
POST-PETITION PAYABLES - INTERCOMPANY                                 -              -               -
TOTAL POST-PETITION ACCRUALS                                          -              -               -

                                                    ----------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                               -              -               -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                           -              -               -

TOTAL PREPETITION  LIABILITIES                                        -              -               -

                                                    ----------------------------------------------------
TOTAL LIABILITIES                                                     -              -               -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                                -              -               -

                                                    ----------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                                -              -               -
                                                    ====================================================



[Table Continued]6

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of June 1, 2003
(in U.S. $'s)


                                                         Subtotal       US Adjustments    Eliminations          Total
ASSETS
------
TOTAL CASH                                                 10,971,996                  -              -             10,971,996

NET RECEIVABLES - THIRD PARTY                                       0                  -              -                      0
NET RECEIVABLES - INTERCOMPANY                                      -                  -              -                      -
NET INVENTORIES                                                     -                  -              -                      -
TOTAL PREPAID EXPENSES                                              -                  -              -                      -

                                                    ---------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                       10,971,996                  -              -             10,971,996
                                                    ---------------------------------------------------------------------------

NET FIXED ASSETS                                                    -                  -              -                      -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                  78,611,939        (78,461,939)      (150,000)                    (0)
OTHER NONCURRENT ASSETS                                       462,226                  -              -                462,226

TOTAL NON-CURRENT ASSETS                                   79,074,165        (78,461,939)      (150,000)               462,226

                                                    ---------------------------------------------------------------------------
TOTAL ASSETS                                               90,046,161        (78,461,939)      (150,000)            11,434,222
                                                    ===========================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                                 -                  -              -                      -
POST-PETITION PAYABLES - THIRD PARTY                          954,395                  -              -                954,395
POST-PETITION PAYABLES - INTERCOMPANY                               -                  -              -                      -
TOTAL POST-PETITION ACCRUALS                                  695,478                  -              -                695,478

                                                    ---------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                     1,649,873                  -              -              1,649,873

TOTAL POST-PETITION NON-CURRENT LIABILITIES                         -                  -              -                      -

TOTAL PREPETITION  LIABILITIES                            860,978,847                  -              -            860,978,847

                                                    ---------------------------------------------------------------------------
TOTAL LIABILITIES                                         862,628,720                  -              -            862,628,720

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                   (772,582,559)       (78,461,939)      (150,000)          (851,194,498)

                                                    ---------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                     90,046,161        (78,461,939)      (150,000)            11,434,222

                                                    ===========================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of June 1, 2003
(in U.S. $'s)

                                                 Polaroid      Polaroid Latin   Polaroid Asia                          Polaroid
                                               Corporation     America Corp.     Pacific Ltd.    Inner City, Inc.   Eyewear, Inc.

                                             --------------------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                    17,858,030                -                -                  -                -
     Non-Interest Overdrafts                                -                -                -                  -                -
     Current Long-Term Debt                       573,900,990                -                -                  -                -
                                             --------------------------------------------------------------------------------------
PRE-PETITION NOTES                                591,759,019                -                -                  -                -

Pre-Petition Payables
     Trade Accounts Payable                        58,663,695          162,520                -             77,106                -
     Interco Payables-US to Foreign                         -                -                -                  -                -
     Interco Payables-Foreign to US                         -                -                -                  -                -
     Interco Payables-Domestic Subs                         -                -                -                  -                -
     Interco Payables-Foreign Subs                          -                -                -                  -                -
                                             --------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                        58,663,695          162,520                -             77,106                -

Pre-Petition Accruals:
     Reserve Restructuring                         11,452,323                -                -                  -                -
     Accrued Payroll & Related Expenses             8,692,842                -           64,705                  -                -
     Accrued Tax & Gov't Accounts                           -                -                -                  -                -
     Accrued Income Taxes                             (17,456)               -                -                  -                -
     Deferred Income Tax - Current                          -                -                -                  -                -
     Accrued Warranty                                       -                -                -                  -                -
     Other Accrued Liabilities                     48,992,819           31,007                -                  -                -
     Post-Retirement Medical                                -                -                -                  -                -
     Post-Employment Benefits                               -                -                -                  -                -
     Other Accrued Taxes                           11,984,603                -                -                  -                -
                                             --------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                        81,105,132           31,007           64,705                  -                -

                                             --------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES            731,527,846          193,527           64,705             77,106                -
                                             --------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                -                -                -                  -                -
     Post-Employment Benefits                      31,510,165                -                -                  -                -
     Long-Term Debt                                         -                -                -                  -                -
     Deferred Taxes                                 1,891,782            8,639                -                  -                -
     Other                                         94,670,253                -                -                  -                -
                                             --------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES        128,072,199            8,639                -                  -                -

                                             --------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                    859,600,046          202,165           64,705             77,106                -
                                             ======================================================================================




[Table Continued]2

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of June 1, 2003
(in U.S. $'s)

                                               Polaroid Digital     Polaroid ID        Polaroid          Sub Debt
                                               Solutions, Inc.     Systems, Inc.    Malaysia, Ltd.    Partners Corp.

                                             ---------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                                 -                -                 -                 -
     Non-Interest Overdrafts                                    -                -                 -                 -
     Current Long-Term Debt                                     -                -                 -                 -
                                             ---------------------------------------------------------------------------
PRE-PETITION NOTES                                              -                -                 -                 -

Pre-Petition Payables
     Trade Accounts Payable                                     -          614,635                 -                 -
     Interco Payables-US to Foreign                             -                -                 -                 -
     Interco Payables-Foreign to US                             -                -                 -                 -
     Interco Payables-Domestic Subs                             -                -                 -                 -
     Interco Payables-Foreign Subs                              -                -                 -                 -
                                             ---------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                     -          614,635                 -                 -

Pre-Petition Accruals:
     Reserve Restructuring                                      -                -                 -                 -
     Accrued Payroll & Related Expenses                         -                -                 -                 -
     Accrued Tax & Gov't Accounts                               -                -                 -                 -
     Accrued Income Taxes                                       -          214,177           199,078                 -
     Deferred Income Tax - Current                              -                -                 -                 -
     Accrued Warranty                                           -                -                 -                 -
     Other Accrued Liabilities                                  -                -                 -               673
     Post-Retirement Medical                                    -                -                 -                 -
     Post-Employment Benefits                                   -                -                 -                 -
     Other Accrued Taxes                                        -                -                 -                 -
                                             ---------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                     -          214,177           199,078               673

                                             ---------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                          -          828,812           199,078               673
                                             ---------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                    -                -                 -                 -
     Post-Employment Benefits                                   -                -                 -                 -
     Long-Term Debt                                             -                -                 -                 -
     Deferred Taxes                                             -                -                 -                 -
     Other                                                      -                -                 -                 -
                                             ---------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                      -                -                 -                 -

                                             ---------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                  -          828,812           199,078               673
                                             ===========================================================================



[Table Continued]3

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of June 1, 2003
(in U.S. $'s)

                                                      PRD                PRD         Polaroid Memorial       Polaroid
                                                Investment, Inc.    Capital, Inc.        Drive LLC        Partners, Inc.

                                             ------------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                                  -               -                      -               -
     Non-Interest Overdrafts                                     -               -                      -               -
     Current Long-Term Debt                                      -               -                      -               -
                                             ------------------------------------------------------------------------------
PRE-PETITION NOTES                                               -               -                      -               -

Pre-Petition Payables
     Trade Accounts Payable                                      -               -                      -               -
     Interco Payables-US to Foreign                              -               -                      -               -
     Interco Payables-Foreign to US                              -               -                      -               -
     Interco Payables-Domestic Subs                              -               -                      -               -
     Interco Payables-Foreign Subs                               -               -                      -               -
                                             ------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                      -               -                      -               -

Pre-Petition Accruals:
     Reserve Restructuring                                       -               -                      -               -
     Accrued Payroll & Related Expenses                          -               -                      -               -
     Accrued Tax & Gov't Accounts                                -               -                      -               -
     Accrued Income Taxes                                        -               -                      -               -
     Deferred Income Tax - Current                               -               -                      -               -
     Accrued Warranty                                            -               -                      -               -
     Other Accrued Liabilities                                   -               -                      -               -
     Post-Retirement Medical                                     -               -                      -               -
     Post-Employment Benefits                                    -               -                      -               -
     Other Accrued Taxes                                         -               -                      -               -
                                             ------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                      -               -                      -               -

                                             ------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                           -               -                      -               -
                                             ------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                     -               -                      -               -
     Post-Employment Benefits                                    -               -                      -               -
     Long-Term Debt                                              -               -                      -               -
     Deferred Taxes                                              -               -                      -               -
     Other                                                       -               -                      -               -
                                             ------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                       -               -                      -               -

                                             ------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                   -               -                      -               -
                                             ==============================================================================



[Table Continued]4

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of June 1, 2003
(in U.S. $'s)
                                                                 Polaroid Asia
                                                                    Pacific                    International   Mag Media,
                                               Polint, Inc.   International, Inc.   PMC, Inc.  Polaroid Corp.   Limited

                                             -------------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                            -                     -           -             -              -
     Non-Interest Overdrafts                               -                     -           -             -              -
     Current Long-Term Debt                                -                     -           -             -              -
                                             -------------------------------------------------------------------------------
PRE-PETITION NOTES                                         -                     -           -             -              -

Pre-Petition Payables
     Trade Accounts Payable                                -                     -           -             -              -
     Interco Payables-US to Foreign                        -                     -           -             -              -
     Interco Payables-Foreign to US                        -                     -           -             -              -
     Interco Payables-Domestic Subs                        -                     -           -             -              -
     Interco Payables-Foreign Subs                         -                     -           -             -              -
                                             -------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                -                     -           -             -              -

Pre-Petition Accruals:
     Reserve Restructuring                                 -                     -           -             -              -
     Accrued Payroll & Related Expenses                    -                 6,034           -             -              -
     Accrued Tax & Gov't Accounts                          -                     -           -             -              -
     Accrued Income Taxes                                  -                     -         228             -              -
     Deferred Income Tax - Current                         -                     -           -             -              -
     Accrued Warranty                                      -                     -           -             -              -
     Other Accrued Liabilities                             -                     -           -             -              -
     Post-Retirement Medical                               -                     -           -             -              -
     Post-Employment Benefits                              -                     -           -             -              -
     Other Accrued Taxes                                   -                     -           -             -              -
                                             -------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                -                 6,034         228             -              -

                                             -------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                     -                 6,034         228             -              -
                                             -------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                               -                     -           -             -              -
     Post-Employment Benefits                              -                     -           -             -              -
     Long-Term Debt                                        -                     -           -             -              -
     Deferred Taxes                                        -                     -           -             -              -
     Other                                                 -                     -           -             -              -
                                             -------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                 -                     -           -             -              -

                                             -------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                             -                 6,034         228             -              -
                                             ===============================================================================



[Table Continued]5

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of June 1, 2003
(in U.S. $'s)
                                                                                       Polaroid
                                               Polaroid Eyewear     Polaroid Dry        Online
                                                Far East Inc.       Imaging LLC     Services, Inc.

                                             -----------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                                 -                -                 -
     Non-Interest Overdrafts                                    -                -                 -
     Current Long-Term Debt                                     -                -                 -
                                             -----------------------------------------------------------
PRE-PETITION NOTES                                              -                -                 -

Pre-Petition Payables
     Trade Accounts Payable                                     -                -                 -
     Interco Payables-US to Foreign                             -                -                 -
     Interco Payables-Foreign to US                             -                -                 -
     Interco Payables-Domestic Subs                             -                -                 -
     Interco Payables-Foreign Subs                              -                -                 -
                                             -----------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                     -                -                 -

Pre-Petition Accruals:
     Reserve Restructuring                                      -                -                 -
     Accrued Payroll & Related Expenses                         -                -                 -
     Accrued Tax & Gov't Accounts                               -                -                 -
     Accrued Income Taxes                                       -                -                 -
     Deferred Income Tax - Current                              -                -                 -
     Accrued Warranty                                           -                -                 -
     Other Accrued Liabilities                                  -                -                 -
     Post-Retirement Medical                                    -                -                 -
     Post-Employment Benefits                                   -                -                 -
     Other Accrued Taxes                                        -                -                 -
                                             -----------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                     -                -                 -

                                             -----------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                          -                -                 -
                                             -----------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                    -                -                 -
     Post-Employment Benefits                                   -                -                 -
     Long-Term Debt                                             -                -                 -
     Deferred Taxes                                             -                -                 -
     Other                                                      -                -                 -
                                             -----------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                      -                -                 -

                                             -----------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                  -                -                 -
                                             ===========================================================



[Table Continued]6

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of June 1, 2003
(in U.S. $'s)


                                                Subtotal       US Adjustments     Eliminations       Total

                                             --------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                   17,858,030                   -              -       17,858,030
     Non-Interest Overdrafts                               -                   -              -                -
     Current Long-Term Debt                      573,900,990                   -              -      573,900,990
                                             --------------------------------------------------------------------
PRE-PETITION NOTES                               591,759,019                   -              -      591,759,019

Pre-Petition Payables
     Trade Accounts Payable                       59,517,956                   -              -       59,517,956
     Interco Payables-US to Foreign                        -                   -              -                -
     Interco Payables-Foreign to US                        -                   -              -                -
     Interco Payables-Domestic Subs                        -                   -              -                -
     Interco Payables-Foreign Subs                         -                   -              -                -
                                             --------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                       59,517,956                   -              -       59,517,956

Pre-Petition Accruals:
     Reserve Restructuring                        11,452,323                   -              -       11,452,323
     Accrued Payroll & Related Expenses            8,763,581                   -              -        8,763,581
     Accrued Tax & Gov't Accounts                          -                   -              -                -
     Accrued Income Taxes                            396,027                   -              -          396,027
     Deferred Income Tax - Current                         -                   -              -                -
     Accrued Warranty                                      -                   -              -                -
     Other Accrued Liabilities                    49,024,499                   -              -       49,024,499
     Post-Retirement Medical                               -                   -              -                -
     Post-Employment Benefits                              -                   -              -                -
     Other Accrued Taxes                          11,984,603                   -              -       11,984,603
                                             --------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                       81,621,033                   -              -       81,621,033

                                             --------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES           732,898,009                   -              -      732,898,009
                                             --------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                               -                   -              -                -
     Post-Employment Benefits                     31,510,165                   -              -       31,510,165
     Long-Term Debt                                        -                   -              -                -
     Deferred Taxes                                1,900,421                   -              -        1,900,421
     Other                                        94,670,253                   -              -       94,670,253
                                             --------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES       128,080,838                   -              -      128,080,838

                                             --------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                   860,978,847                   -              -      860,978,847
                                             ====================================================================


Polaroid Corporation
Statement of Operations and Taxes
For the period 5/5/03 to 6/1/03
(in U.S.$'s)

Debtor Name:                        Polaroid Corporation
Case No:                           01-10864





Except for those taxes triggered by the sale transaction on July 31, 2002, for for which funds were either paid or provided for in a tax escrow account, no additional taxes were incurred or paid by Primary PDC, Inc. (formerly Polaroid Corporation) or the other Debtor companies in May 2003.